UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015 (May 20, 2015)

PC CONNECTION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23827	02-0513618
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

730 Milford Road Merrimack, New Hampshire	03054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 603-683-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2015, PC Connection, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present in person or by proxy.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated 1997 Employee Stock Purchase Plan, as amended (the “1997 Plan”), which, among other things, increased the number of shares of common stock that may be issued under the 1997 Plan from 1,037,500 to 1,137,500 shares, representing an increase of 100,000 shares. The amendment to the 1997 Plan had previously been adopted by the Company’s Board of Directors.

A summary of the 1997 Plan was provided in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on April 9, 2015 under the heading “Proposal Two – Approval of Amendment to Amended and Restated 1997 Employee Stock Purchase Plan, as amended” and is incorporated herein by reference. A copy of the 1997 Plan, including all amendments, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a brief description and vote count of all items voted on at the Annual Meeting:

(1)	The election of six directors to serve until the 2016 Annual Meeting of Stockholders;

(2)	The amendment of the 1997 Plan to increase the number of shares of common stock that may be issued thereunder from 1,037,500 to 1,137,500 shares, representing an increase of 100,000 shares; and

(3)	The ratification of the selection by the Audit Committee of Deloitte & Touche LLP as our registered public accounting firm for the year ending December 31, 2015.

The proposals were approved by the following votes:

Proposal #1:	For	Withheld	Broker Non- Vote
Election of Patricia Gallup	20,947,792	3,675,268	933,753
Election of David Hall	20,867,995	3,755,065	933,753
Election of Joseph Baute	24,305,895	317,165	933,753
Election of David Beffa-Negrini	20,880,400	3,742,660	933,753
Election of Barbara Duckett	24,341,600	281,460	933,753
Election of Donald Weatherson	24,341,745	281,315	933,753

Proposal #2:	For	Abstain	Against	Broker Non- Vote
Amendment of the 1997 Employee Stock Purchase Plan to, among other things, increase the number of shares of common stock that may be issued thereunder from 1,037,500 to 1,137,500 shares, representing an increase of 100,000 shares;	24,568,388	12,775	41,897	933,753

Proposal #3:	For	Abstain	Against	Broker Non- Vote
Ratification of the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2015.	25,455,447	10,150	91,216	—

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Amended and Restated 1997 Employee Stock Purchase Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC Connection, Inc.

Date: May 21, 2015	By:	/s/ JOSEPH DRISCOLL
Joseph Driscoll
Senior Vice President, Treasurer, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated 1997 Employee Stock Purchase Plan, as amended